UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

Expion Energy, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 SW Deerhound Avenue

Redmond, OR 97756

(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendment and Restatement of Private Placement

Original Private Placement Transaction

As previously reported, on August 21, 2026, Expion Energy, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”) pursuant to which the Company issued and sold to the Purchasers (i) 8% Convertible Debentures Due August 21, 2029 in the aggregate principal amount of $9,000,000 (the “Convertible Debentures”), which originally would have automatically converted into 9,000 shares of a series of preferred stock (the “Preferred Stock”) to be designated the Series A-1 8% Convertible Preferred Stock (the “Series A-1 Preferred Stock”) upon receiving stockholder approval of, and filing, a certificate of designation with the Nevada Secretary of State, and (ii) Common Stock Purchase Warrants (the “Warrants”) to purchase up to 2,117,219 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Series A-1 Preferred Stock would have subsequently been convertible into shares of Common Stock on the terms set forth in the certificate of designation that was subject to stockholder approval.

Pursuant to the original Purchase Agreement, subject to receiving stockholder approval, and the filing of an applicable certificate of designation with the Nevada Secretary of State, the Purchasers would have been able to also elect to purchase additional shares of Preferred Stock (the “AIR Preferred Stock”) with an aggregate stated value of up to $91,000,000, representing 91,000 additional shares of AIR Preferred Stock, at any time within 18 months following the effective date defined in the original Purchase Agreement. Such AIR Preferred Stock would have had substantially similar terms to the Series A-1 Preferred Stock issuable upon conversion of the Convertible Debentures.

Amendment and Restatement of Private Placement Transaction Documents

On October 22, 2026, the Company and the Purchasers entered into an amendment and restatement of the Purchase Agreement (“Amended and Restated Purchase Agreement”), and an amendment and restatement of the Convertible Debentures (the “Amended and Restated Convertible Debentures”), such that the Amended and Restated Convertible Debentures are now convertible into shares of Common Stock at an initial conversion price of $4.25 (subject to adjustment as described therein), which is equal to what the initial conversion price of the Series A-1 Preferred Stock would have been. The Company also amended and restated the Warrants (the “Amended and Restated Warrants”) and the Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”). In addition, pursuant to the Amended and Restated Purchase Agreement, instead of AIR Preferred Stock, the Purchasers may now elect to purchase, at any time within 18 months following the effective date defined in the Amended and Restated Purchase Agreement, additional Amended and Restated Convertible Debentures (the “AIR Convertible Debentures”) up to an aggregate principal amount of $91,000,000, which shall be convertible into shares of Common Stock (the “Additional Investment Right”). At each additional closing of the sale of AIR Convertible Debentures pursuant to an exercise of the Additional Investment Right, the AIR Convertible Debentures will be issued with substantially similar terms to the Amended and Restated Convertible Debentures, but in each case with a different original issuance date, maturity date and conversion price, and not including any provision permitting or requiring conversion at a price below the Floor Price (as defined below).

The foregoing transactions are collectively referred to as the “Private Placement”. Unless specifically defined herein, or unless the context requires otherwise, capitalized terms used herein have the meanings set forth in the Amended and Restated Purchase Agreement.

Five Narrow Lane, LP (“FNL”) was the lead Purchaser in the Private Placement. The Company’s former Chief Executive Officer and Chairman of the Board, Joseph Hammer, serves as a managing member of the general partner of FNL and may be deemed to share voting and dispositive power over the shares of Common Stock issuable upon conversion of the Amended and Restated Convertible Debentures and AIR Convertible Debentures, and upon exercise of the Amended and Restated Warrants. The Private Placement (including the Amended and Restated Purchase Agreement, Amended and Restated Convertible Debentures, Amended and Restated Warrants and Amended and Restated Registration Rights Agreement) was approved by the disinterested members of the Company’s board of directors.

Amended and Restated Convertible Debentures and AIR Convertible Debentures

The Amended and Restated Convertible Debentures and AIR Convertible Debentures are the direct, unsecured debt obligations of the Company and mature three years after their respective original issuance dates.

The Amended and Restated Convertible Debentures and AIR Convertible Debentures accrue interest on the aggregate unconverted and then outstanding principal amount at the Applicable Federal Rate as of the original issue date of the Amended and Restated Convertible Debentures and AIR Convertible Debentures, as applicable, and increasing to 8% per annum commencing on the first anniversary of the original issue date of the Amended and Restated Convertible Debentures and AIR Convertible Debentures, as applicable, payable quarterly on January 1, April 1, July 1 and October 1, and on their respective maturity dates, payable in cash, or at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable registered shares of Common Stock, or a combination thereof, at an interest conversion rate equal to the lesser of (a) the conversion price, or (b) 90% of the arithmetic average of the three lowest daily volume weighted average prices during the five trading days prior to the applicable interest payment date, provided that the interest conversion rate shall not be less than the Floor Price. Payment of interest in shares of Common Stock is subject to satisfaction of certain equity conditions as described in the applicable Amended and Restated Convertible Debentures and AIR Convertible Debentures.

The outstanding principal under the Amended and Restated Convertible Debentures and AIR Convertible Debentures will be convertible, at any time and from time to time, in whole or in part (but not in amounts less than $100,000 in principal for each notice of conversion), at the option of the holder thereof, into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation and the Issuable Maximum) determined by dividing the principal amount being converted by the applicable conversion price thereof. The initial conversion price for the Amended and Restated Convertible Debentures is $4.25, which is equal to 105% of the average of the daily volume weighted average prices for the five (5) trading days prior to August 21, 2026 (which is equal to what the initial conversion price of the Series A-1 Preferred Stock would have been), and is subject to adjustment as described in the Amended and Restated Convertible Debentures, including in the event of dilutive issuances (subject to certain exceptions), provided in all cases that the conversion price of the Amended and Restated Convertible Debentures shall not be less than $0.72 per share, which is equal to 20% of the Nasdaq Minimum Price on the date prior to the original Purchase Agreement (subject to adjustment for reverse and forward stock splits, recapitalizations, and similar transactions following such date, the “Floor Price”). The initial conversion price of the first $10,000,000 in the aggregate of the AIR Convertible Debentures will equal 150% of the initial conversion price of the Amended and Restated Convertible Debentures and, thereafter, the AIR Convertible Debentures issuable pursuant to all subsequent exercises of the Additional Investment Right will have an initial conversion price equal to the lower of (x) the initial conversion price of the Amended and Restated Convertible Debentures, and (y) 90% of the arithmetic average of the three (3) lowest daily volume weighted average prices during the five (5) trading days prior to the date of exercise of the Additional Investment Right, provided that the conversion price of the AIR Convertible Debentures is subject to adjustment as described in the applicable AIR Convertible Debenture, including in the event of dilutive issuances (subject to certain exceptions), provided in all cases that the conversion price of the AIR Convertible Debentures shall not be less than the Floor Price.

Subject to certain exemptions, if the Company sells or grants any option to purchase, or sells or grants any right to reprice, or otherwise disposes of or issues, any Common Stock or Common Stock equivalents at an effective price per share that is lower than the then applicable conversion price of the Amended and Restated Convertible Debentures or AIR Convertible Debentures, as applicable, then the applicable conversion price will be reduced to equal the lower price of such dilutive issuance (but in no event lower than the Floor Price). Issuances under the Additional Investment Right are not exempt from, and could trigger, this anti-dilution protection. If the Company receives a conversion notice with respect to the Amended and Restated Convertible Debentures when the applicable conversion price then in effect (without regard to the Floor Price) is lower than the Floor Price then in effect (such amount, the “Applicable Conversion Price”), then the Company shall, in its sole discretion, either (i) reduce the Floor Price to the Applicable Conversion Price and allow such conversion to be made at the Applicable Conversion Price, or (ii) issue a number of shares of Common Stock equal to the principal amount to be converted divided by the Floor Price (without adjusting to the Applicable Conversion Price) and either (A) pay the economic difference in cash or (B) add the economic difference to the principal amount of the holder’s Amended and Restated Convertible Debentures that remain unconverted following such conversion. This adjustment provision only applies to the Amended and Restated Convertible Debentures and will not apply to any AIR Convertible Debentures issued upon exercise of the Additional Investment Right.

So long as at least $2,250,000 in aggregate principal amount of the Amended and Restated Convertible Debentures remains outstanding, and so long as at least 25% in aggregate principal amount of the applicable AIR Convertible Debentures remains outstanding, the Company is subject to certain negative covenants, including restrictions on the incurrence of additional indebtedness, the creation of liens, the payment of cash dividends, and the repurchase of the Company’s equity securities, in each case subject to certain exceptions.

The entire principal balance and accrued but unpaid interest under the Amended and Restated Convertible Debentures and AIR Convertible Debentures shall accelerate and become immediately due and payable at the election of the holder thereof upon the occurrence of certain events of default as described therein. The Company may not prepay any portion of the principal amount of an Amended and Restated Convertible Debenture or AIR Convertible Debenture without the prior written consent of the holders thereof.

Amended and Restated Warrants

The Company amended and restated the Warrants to conform to the Amended and Restated Purchase Agreement, and the terms of the Amended and Restated Warrants are substantially the same as the Warrants. The Amended and Restated Warrants continue to provide for the purchase of up to 2,117,219 shares of Common Stock at an initial exercise price of $4.25 per share. No additional Amended and Restated Warrants shall be issued in connection with the exercise of the Additional Investment Right.

Amended and Restated Registration Rights Agreement

Under the Amended and Restated Registration Rights Agreement, the Company has agreed to file (i) a resale registration statement with respect to the public resale of the Common Stock issuable upon conversion of the Amended and Restated Convertible Debentures and upon exercise of the Amended and Restated Warrants not later than 20 days after the date of the Amended and Restated Registration Rights Agreement and to use commercially reasonable efforts to cause such registration statement to become effective no later than 30 days after such filing date (or 60 days in the event of a “full review” by the SEC), and (ii) a resale registration statement with respect to the public resale of the Common Stock issuable upon conversion of the AIR Convertible Debentures not later than the earliest practical date on which the Company is permitted by SEC guidance to file such registration statement after each closing of the exercise of any Additional Investment Right and to use commercially reasonable efforts to cause each such registration statement to become effective no later than 30 days after filing (or 60 days in the event of a “full review” by the SEC).

The foregoing descriptions of the Amended and Restated Purchase Agreement (including the description of the AIR Convertible Debentures therein), Amended and Restated Convertible Debentures, Amended and Restated Warrants, and Amended and Restated Registration Rights Agreement, do not purport to be complete and are subject to and qualified in their entirety by reference to the complete text of such documents, which are attached as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to this Current Report, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Amended and Restated 8% Convertible Debenture Due August 21, 2029
4.2	Form of Amended and Restated Common Stock Purchase Warrant
10.1	Form of Amended and Restated Securities Purchase Agreement
10.2	Form of Amended and Restated Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the Company’s intention to seek stockholder approval that, if approved, will enable the Purchasers to be issued, under applicable Nasdaq listing rules, 19.99% or more of the Company’s outstanding shares of Common Stock in connection with the transactions contemplated by the Amended and Restated Purchase Agreement, including (i) shares issuable upon conversion of the Amended and Restated Convertible Debentures, (ii) shares issuable upon conversion of the AIR Convertible Debentures, (iii) shares issuable in payment of interest accrued on the Amended and Restated Convertible Debentures and AIR Convertible Debentures, and (iv) shares issuable upon exercise of the Amended and Restated Warrants, as well as in connection with any future adjustments of the conversion price or exercise price. This filing does not constitute a solicitation of any vote or approval of the proposals to be voted on at any meeting of the Company’s stockholders. In connection with such a meeting, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC and may file additional relevant materials with the SEC. Following the filing of a definitive proxy statement with the SEC, the Company will mail or otherwise provide the definitive proxy statement and a proxy card to each stockholder entitled to vote at the meeting regarding the business to be conducted at the meeting. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE STOCKHOLDER MEETING BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT SUCH MEETING.

Stockholders may obtain a copy of the proxy statement and other documents the Company files with the SEC (when they become available) free of charge through the website maintained by the SEC at www.sec.gov. In addition, the Company makes available free of charge on its investor relations website at https://investors.expion360.com copies of materials it files with, or furnishes to, the SEC.

Participants in Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the meeting of stockholders. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of the participants will be set forth in the definitive proxy statement to be filed in connection with the meeting of stockholders, which, when available, may be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION ENERGY, INC.

Date: October 23, 2026	By:	/s/ Robert Winspear
	Name:	Robert Winspear
	Title:	Chief Financial Officer